Exhibit 99.2

A ULT G LOBAL H OLDINGS , I NC Q2 2021 F INANCIAL H IGHLIGHTS A UGUST 2021

Forward - Looking Statements This presentation contains “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward - looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future, ” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. Statements that are not historical fact s a re forward - looking statements. Forward - looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties. Forward - looking statements speak only as of the date they are made, and Ault Global Holdings, Inc. (the “Company”) undertakes no obligation to update any of them publicly in light of new information or future events. Actual results could differ materially from those contained in any forward - looking statement as a result of various factors. More information, including potential risk factors, that could affect the Company’s business and financial results are included in the Company’s filings with the U.S. Securities and Exchange Commission, including, but not limited to, the Company’s Forms 10 - K, 10 - Q and 8 - K. All filings are available at www.sec.gov and on the Company’s website at: www.AultGlobal.com . S AFE H ARBOR 2

Leadership □ Milton “Todd” Ault III – Founder & Executive Chairman □ William Horne – Vice Chairman, CEO □ Henry Nisser – President, Director, General Counsel □ Ken Cragun – CFO □ David Katzoff – Senior VP of Finance □ Christopher Wu – Head of Alternative Investments at Ault Global Holdings; President of Ault Alliance □ Darren Magot – Director of Ault & Company, CEO of Ault Alliance □ Douglas Gintz – CTO □ Joe Spaziano – VP, CIO □ James Turner – Deputy General Counsel & VP of Legal Affairs □ Laura Kim – Assistant General Counsel □ Jean Ho – Chief Accounting Officer 3

Table of Contents I. Introduction I. Forward Looking Statements II. Executive Leadership Team II. Executive Summary & Q2 Highlights I. Corporate Structure II. Q2 2021 Financial Highlights III. Executive Chairman Commentary IV. Key Near - Term Initiatives V. Beneficial Ownership Rights III. Financial Performance & Growth Opportunities I. Q2 Revenue and Balance Highlights II. Digital Power Lending Operations III. Activist Investment Strategy IV. Near - Term Outlook for Asset Base V. 2021 Corporate & Operating Updates VI. Forward Looking Opportunities VII. Future Acquisition Thesis A ULT G LOBAL H OLDINGS 4

Executive Summary & Q2 Highlights

Company Holdings E XECUTIVE S UMMARY Microphase Corp RELEC Electronics Enertec Systems 456 Lux Hotel Gresham Power Systems 6

Q2 2021 Financial Highlights □ Revenue of $ 62 . 1 million, an increase of approximately 1050 % from $ 5 . 4 million in the prior second fiscal quarter ; □ Revenue from lending and investing activities of $ 53 . 3 million, due to the allocation of capital to the Company’s wholly owned subsidiary, Digital Power Lending, LLC (“ DP Lending ”) ; □ Revenue from lending and investing activities includes an approximate $ 40 . 3 million gain from the Company’s investment in Alzamend Neuro, Inc . (Nasdaq : ALZN) (“ Alzamend ”), an early clinical-stage biopharmaceutical company focused on developing novel products for the treatment of neurodegenerative diseases and psychiatric disorders ; □ Revenue from cryptocurrency mining of $ 291 , 000 as the Company resumed cryptocurrency mining operations with approximately 1 , 000 miners during March 2021 ; □ Income before income taxes of $ 44 . 6 million for the quarter, which represents the second sequential quarter of profitability ; □ Positive working capital of $ 127 . 9 million ; □ Total assets of more than a quarter of a billion dollars ( $ 259 . 1 million) ; and □ Cash of $ 105 . 4 million, marketable securities of $ 30 . 2 million and other investments of $ 81 . 5 million as of June 30 , 2021 . E XECUTIVE S UMMARY 7

Executive Chairman Commentary Ault Global’s Founder and Executive Chairman, Milton “Todd” Ault, III said, “We are in the strongest position of our Company’s 52 - year history as reflected in o ur financial results for the second quarter of 2021 and the strength of our lending and trading activities at DP Lending, our financial services subsidiary. We believe our current lending and investing pipeline is strong and if the market conditions for investing in small cap stocks remains strong, then the future prospects for the Company are extremely promising. We have grown assets to more than a quarter of a billion dollars and are announcing a new goal to grow assets to more than one billion dollars. At that level, w e envision allocating $250 million to DP Lending’s operations , $250 million for investment in r eal estate assets , and $500 million for acquisitions of either profitable companies or distressed companies that we believe we can make profitable.” E XECUTIVE S UMMARY 8

Key Near - Term Initiatives E XECUTIVE S UMMARY □ Exploring a potential IPO or other transaction to access capital markets for GWW, our defense business; □ Exploring a potential IPO for our power electronics and electric vehicle charger business; □ Completing the initial 30,000 square foot buildout of our Michigan Data Center; □ Ramping up Bitcoin mining operations at our Michigan Data Center; □ Ramping up fulfillment of the $50 million MTIX purchase order for MLSE plasma - laser systems; □ Expanding our loan and investment portfolio at DP Lending; and □ Targeting future acquisitions. 9

Beneficial Ownership Rights The Company has certain beneficial ownership and rights to further invest in Alzamend as follows : □ The Company owns approximately 6 . 7 million shares of Alzamend common stock held by its wholly owned subsidiary, Digital Power Lending, LLC (“DPL”) . □ The Company has the right to acquire 2 . 0 million shares of Alzamend common stock upon the exercise of warrants held by DPL . □ In March 2021 , Alzamend entered into a securities purchase agreement with DPL pursuant to which Alzamend agreed to sell an aggregate of 6 . 7 million shares of its common stock for an aggregate of $ 10 million, or $ 1 . 50 per share, which sales will be made in tranches . Alzamend further agreed to issue to DPL warrants to purchase such number of shares of its common stock equal to 50 % of the shares of common stock purchased under the securities purchase agreement at an exercise price of $ 3 . 00 per share . To date, the Company has purchased 4 . 0 million shares of Alzamend common stock (included in the 6 . 7 million shares of Alzamend common stock held by DPL described above) for $ 6 million . Under the terms of the securities purchase agreement, DPL may purchase an additional 2 . 6 million shares for $ 4 . 0 million . □ Finally, Alzamend agreed that for a period of 18 months following the date of the payment of the final tranche of $ 4 million, DPL will have the right to invest an additional $ 10 million on the same terms, except that no specific milestones have been determined with respect to the additional $ 10 million . Should the Company exercise all warrants and options to invest, it would own approximately 22 . 8 million shares with an average cost of $ 2 . 27 per share of common stock, representing 23 % of Alzamend’s issued and outstanding common stock . E XECUTIVE S UMMARY 10

Financial Performance & Growth Opportunities

Financial Performance & Growth Opportunities

# Q2 Revenue and Balance Highlights

## $62.1MM Total Revenue



Coolisys: $1.8MM
Gresham: $6.5MM
Ault Alliance $53.8MM
Enertec System 38%
RELEC Electronics 26%
Microphase Corp 32%
Gresham Power Systems 4%
Trading & Lending 99%
Crypto Mining 1%
Real Estate Leases 0%
Media 0%

AGH Total Revenue Q2 '2021

**$105MM**
*Cash*

**$30MM**
*Marketable Securities*

**$74MM**
*Investments in Related Parties*

**$4MM**
*Investments in Debt & Equity Securities*

### Operating Companies

- Gresham
  - Gresham Power Systems
  - Microphase Corp
  - RELEC Electronics
  - Enertec Systems
- Coolisys
  - Digital Power
  - TurnOnGreen

### Strategic Investing

- Ault Alliance, Inc.
  - Alliance Cloud Services Inc.
  - Digital Power Lending
  - Ault Media

### Q2 Revenue by Business Segment

**Segments:**

| | |
|---|---|
| Revenue: | $8,564,000 |
| Revenue, lending & trading activities: | $53,274,000 |
| Revenue, cryptocurrency mining: | $291,000 |
| **Total Revenue:** | **$62,129,000** |

*Ault Alliance accounted for 86% of all revenue for the Quarter*

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Digital Power Lending Operations F INANCIAL P ERFORMANCE & G ROWTH O PPORTUNITIES Over the course of 2021, Ault Global Holdings achieved a Company milestone by reaching over $250 million in total assets. Thi s g oal was achieved through equity financing and the strong returns of various investments made through the company’s lending division, DP Lending. O PERATING AT ONLY 20% LENDING CAPACITY WHILE STILL RETURNING STRONG PROFITS TO AULT GLOBAL HOLDINGS Convertible Debt Controlling Stakes Preferred Equity Venture Financing Distressed Companies & Debt Warrants 456 Lux Hotel Dry Powder for Strategic Opportunities with Attractive Risk Profiles 13

Activist Investment Strategy • Mr. Ault, our Executive Chairman, has an extensive successful history in activist investing. • The unique skillsets of Mr. Ault and the internal investment team have driven the strong returns from DP Lending over the past six months. • As the Company continues to refine and build out its investment strategy, activist investing will play a large part in the operations of DP Lending. • The Company expects to continue its activist investment strategy. • Through this activist strategy, the Company seeks to bring new value to shareholders of companies that it identifies as undervalued or in need of change. • Current 13D Positions: • SilverSun Technologies $SSNT • BriaCell Therapeutics $BCTX • Friedman Enterprises $FRD • Houston American Energy Corp. $HUSA F INANCIAL P ERFORMANCE & G ROWTH O PPORTUNITIES A large portion of our investment thesis involves public activism through taking aggressive positions in companies we identif y a s underperforming due to poor management, allocation strategy, or other forces. Universal Security Instruments (UUU) *Previous 13D Position* • Entry Date: 10/30/20 • Entry Price: $2.57 • Exit Price: $10.11 • 30 Day Price (%): $3.16 (23%) • 60 Day Price (%): $5.00 (95%) • 90 Day Price (%): $7.61 (196%) $0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 0 10.00mm 20.00mm 30.00mm 40.00mm 50.00mm 60.00mm 70.00mm Universal Security Instruments, Inc. (NYSEAM:UUU) - Volume Universal Security Instruments, Inc. (NYSEAM:UUU) - Share Pricing 30 – 90 Day Price Movement 14 *Provided chart is an example of a recent 13D position that we were involved in from Oct. 2020 until our exit in late Jan. 20 21.

Near Term Outlook for Asset Base F INANCIAL P ERFORMANCE & G ROWTH O PPORTUNITIES Ault Global Holdings is targeting $1 billion in assets by end of 2023 through a combination of equity financings, acquisition s w ith financial leverage, and liquidity events with our subsidiaries or partner companies. Our targeted asset allocation strategy i s summarized below. R EAL E STATE » $250 MM » Ault Global Real Estate Equities, Inc. (AGREE) » Hospitality » Multifamily » Industrial » Development Opportunities L ENDING A CTIVITIES » $250 MM » Lending Operations » Cryptocurrency Mining Operations » Further Development of Data Center » Strategic Investments in Targeted Industries » Activist Investment Strategy O PERATING C OMPANIES » $500 MM » Operating Assets Directly Contributing to Revenue » Strategic Acquisitions within our Targeted Industries » Target Companies with strong existing EBITDA A SSET A LLOCATION S TRATEGY 15 *Total Assets will not exceed more than 10% in cryptocurrency operations

FINANCIAL PERFORMANCE & GROWTH OPPORTUNITIES

# 2021 Corporate & Operating Updates

AULT GLOBAL HOLDINGS

## Last 6 Months

**Corporate Updates**

- We moved our Corporate Headquarters to Las Vegas, NV while keeping our offices in Newport Beach and New York City.
- Actively built out our asset management team through strategic hiring and recruitment of top executives in the industry.
- Christopher Wu, President of Ault Alliance and Head of Alternative Investments at Ault Global is one example of the stellar talent that we are bringing on to the team.

**Capitalizing on Goals**

- We achieved our goal of having over **$250MM** in AUM.
- Finished our acquisition of the Michigan Data Center and bolstered our cryptocurrency mining efforts along with initiating hyperscale and enterprise data solutions.
- Successfully supported Alzamend Neuro through their recent IPO on the NASDAQ.

**Recent Strategic Investments**

- We secured the right to acquire a 40% equity stake in AdTech Pharmaceuticals to further bolster our presence in the Biotech space as they seek to bring a novel glaucoma treatment to the market.
- We continue to have a strong outlook on Alzamend as they achieve milestones on their journey to find a new treatment for Alzheimer's.

## Current Snapshot of Operating Companies

**Operating Companies Updates**

- Our operating companies are consistently trending upwards as top-line revenues have grown consistently quarter after quarter.

- **Ault Alliance** is demonstrating massive growth through the application of a strong investment thesis that has generated sizeable returns on capital deployed.
- With $53.2MM in revenue from lending and trading operations, DP Lending, under Ault Alliance, has demonstrated its ability to generate returns on investments.

- **Gresham Worldwide**, led by strong management and propelled by strategic acquisitions, has continued to grow top-line revenue and is positively positioned to capitalize on its long-term customer relationships and strong backlog.

- **TurnOnGreen**, has developed top of the line EV Chargers that satisfy commercial and private market needs for the fast-growing EV Market.

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Financial Performance & Growth Opportunities

# Forward Looking Opportunities

## Potential Upcoming IPO's & Uplistings

- **TurnOnGreen** is very well positioned to explore a public offering in order to take advantage of the explosive growth seen in the EV market.
- **TurnOnGreen** has developed innovative EV Chargers to address commercial and private market growth within the EV space.
- The development of new technology coupled with Coolisys' existing customers provides a unique opportunity to reward shareholders.

- **Gresham Worldwide** has growing top-line revenue quarter after quarter with strong, long-standing customer relationships and a talented executive team poised to lead them in a possible public offering.
- A public offering would allow Gresham to better address the **$930B** aerospace and defense marketplace.

- **AdTech Pharmaceuticals**, in which Ault Global Holdings owns a minority interest, is a pre-clinical Biotech company developing a novel glaucoma treatment for intraocular delivery.
- They have decades of experience through their incredibly diverse management team that has successfully brought many drugs and treatments to market.
- AdTech is targeting a Q2 2022 Initial Public Offering.

- **Greyledge Technologies** is a clinical biotech company focused on autologous (from the patient) cell therapeutics including platelet rich plasma and bone marrow concentrate.
- Their unique process quantifies and controls cell populations within our products to refine and research customized treatments, specific to both patient and clinical application.
- Ault Global Holdings has a minority interest in Greyledge Technologies and we are excited about their future possibility of an Initial Public Offering.

- **Avalanche International Corp. (AVLP)** is continuing to make progress on the completion and filing of its' S-1 filing.
- AVLP, through the operations from MTIX Ltd., is poised to revolutionize the Textile industry through its innovative new products and the MLSE system.
- An up-listing of AVLP from the OTC markets will give them the ability to better capitalize the company in order to work through their **$50MM** purchase order and move forward with the production of their MLSE machines.

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Future Acquisition Objective F INANCIAL P ERFORMANCE & G ROWTH O PPORTUNITIES 18 A CQUISITION S TRATEGY • Our previous acquisitions such as Gresham Worldwide and underlying subsidiaries brought us strong platform companies that will continue to influence our future outlook. • Our current goal is to acquire undervalued companies that directly contribute to top - line revenue and the overall growth of the parent company Ault Global Holdings. • A few targeted industries for future acquisitions are Software and IT Services, Commercial Real Estate, Biotech, and the Electric Vehicle Industry. C OMPANY P ARAMETERS • Strong existing business model with top - line growth and a talented management team. • Top - line growth will contribute to our targeted goal of $100 MM in revenue. • Positive financials with supportive free cash flow. • Existing EBITDA of $5 MM - $25 MM. We are seeking to deploy a new acquisition strategy to meet our targeted goals of $100MM in revenue and $1 billion in assets by the end of 2023.